UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of the shareholders of Sandy Spring Bancorp, Inc. (the “Company”) was held on June 4, 2020.

(b)	The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.	The shareholders elected the following individuals as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Mark E. Friis	30,244,077	891,902
Brian J. Lemek	30,868,907	267,072
Pamela A. Little	30,199,600	935,026
James J. Maiwurm	30,418,209	717,770
Craig A. Ruppert	24,449,411	1,686,568

The shareholders elected the following individual as director, for a one-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Walter Clayton Martz II	30,828,460	307,549

The shareholders elected the following individual as director, for a two-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Christina B. O’Meara	30,872,082	262,544

There were 6,514,710 broker non-votes in the election of directors.

Following their election, Mr. Lemek and Ms. O’Meara were appointed to the Compensation Committee of the Board of Directors and Mr. Martz was appointed to the Audit Committee of the Board of Directors.

2.             The shareholders voted in favor of the non-binding resolution to approve the compensation of the named executive officers by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
29,556,178	906,197	673,604

There were 6,514,710 broker non-votes on the proposal.

3.             The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
37,411,183	174,697	64,809

There were no broker non-votes on the proposal.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: June 5, 2020	By:	/s/ Aaron M. Kaslow
Aaron M. Kaslow
Executive Vice President, General Counsel and Secretary

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